UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  (May 18, 2026)

BOSTON OMAHA CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 Dodge Street, Suite 3300 Omaha, Nebraska 68102 (Address and telephone number of principal executive offices, including zip code)
(857) 256-0079 (Registrant's telephone number, including area code)
Not Applicable (Former name or address, if changed since last report)

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.001 par value per share	BOC	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREMENT.

Securities Purchase Agreement

On May 18, 2026,  Boston Omaha Corporation, a Delaware corporation (“Boston Omaha”) and the other two equityholders (collectively, the “Sellers”) of General Indemnity Group, LLC, a Delaware corporation (“GIG”), and CopperPoint Insurance Company, an Arizona insurance company (“CopperPoint”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Securities Purchase Agreement, CopperPoint will acquire 100% of the equity interests in GIG.  GIG owns both BOSS Bonds Insurance Agency, Inc., a Delaware limited liability company (“BOSS”), and United Casualty and Surety Insurance Company, Inc., a Nebraska insurance company (“UCS”).

The transaction is structured as an all-cash transaction with a purchase price of $84,308,757.68, in exchange for which CopperPoint will acquire 100% of the equity interests of GIG. Approximately 93% of the net sale proceeds will be distributed to Boston Omaha, with the remaining net sale proceeds payable to GIG’s senior management.  The purchase price is payable at the closing of the transaction, less expenses of the transaction, including investment banking, professional, and other costs of the transaction. A portion of the purchase price will be held in escrow for a period of two years from the closing of the transaction in accordance with the terms of an escrow agreement to be signed at closing, (the "Escrow Agreement").  CopperPoint's  recourse against the Sellers for post-closing indemnification claims is capped under the Securities Purchase Agreement at $5,250,000, subject to customary exceptions. There is no financing contingency.

In addition, immediately prior to the closing, and in addition to the cash payment at closing, GIG will return to Boston Omaha the 2,673,831 shares of Sky Harbour Class A common stock (NYSE:SKYH) held by UCS and distribute as a dividend the remaining $326,982 in cash received by GIG from the sale of its preferred stock position in Breezeway Homes, Inc. in January 2026.

The parties have agreed to customary representations, warranties and covenants in the Securities Purchase Agreement, including, among others, covenants relating to (1) the parties  using commercially reasonable efforts to obtain the regulatory approvals required by applicable law, (2) non-solicitation by the Sellers of alternative acquisition proposals, (3) the conduct of GIG’s business during the period between the date of signing the Securities Purchase Agreement and the closing of the transaction, and (iv) certain non-competition, confidentiality and other customary restrictions on the Sellers post-closing.

The transaction has received approval from the Board of Directors of both Boston Omaha and CopperPoint and is expected to close in the second half of 2026 following receipt of all regulatory and other approvals required under the Securities Purchase Agreement.  No approval of the transaction is required by Boston Omaha's shareholders.

The  foregoing description of the Securities Purchase Agreement and the form of Escrow Agreement are not complete and are qualified in their entirety by reference to the full text of these agreements, copies of which are filed as Exhibits 2.1 and 2.2, respectively, to this current report on Form 8-K, and are incorporated in this Item 1.01 by reference.

ITEM 7.01	REGULATION FD DISCLOSURE

On May 18, 2026, Boston Omaha Corporation (the “Company”) issued a press release (the "Press Release")  entitled “Boston Omaha Corporation Signs Definitive Agreement to Sell its General Indemnity Surety Insurance Unit to CopperPoint Insurance Company." The full text of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1. The Press Release was also simultaneously filed on the Company’s website. In accordance with General Instruction B.2 of Form 8-K, the information in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

.Forward-Looking Statements

This Current Report on Form 8-K and the exhibits filed or furnished herewith contain forward-looking statements (including within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act) concerning Boston Omaha and the proposed sale of GIG and its subsidiaries under the Securities Purchase Agreement. These forward-looking statements include, but are not limited to, express or implied statements relating to the structure, timing and completion of the proposed sale as set forth in the Securities Purchase Agreement,  the anticipated proceeds from the proposed sale payable to Boston Omaha upon completion of the proposed transaction, and other risks and uncertainties, including risks associated with the possible failure to satisfy the conditions to the closing or consummation of the proposed transaction and the ability of each of GIG and CopperPoint to consummate the transactions contemplated by the proposed sale, the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed sale, and the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the proposed sale prior to the closing of the proposed sale. In addition, any statements about Boston Omaha’s future expectations, plans and prospects, including statements about Boston Omaha future operations, future financial position and results,  as well as other statements containing the words “anticipate,” “believe,” “anticipated, “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar expressions (including the negatives of these terms or variations of them), constitute forward-looking statements within the meaning of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995.

The Company may not actually achieve the plans, intentions or expectations disclosed in the Company’s forward-looking statements, and you should not place undue reliance on the Company’s forward-looking statements. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects and are therefore subject to other risks and uncertainties as described above.  There can be no assurance that future developments affecting Boston Omaha or the proposed transaction will be those that have been anticipated.

Such forward-looking statements are made as of the date of this release, and Boston Omaha undertakes no obligation to update such statements to reflect subsequent events or circumstances, except as otherwise required by securities and other applicable law.  Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes as a result of a variety of risks and uncertainties, including risks related to the proposed sale being completed on a timely basis, if at all, regulatory approvals required for the transaction not being timely obtained, if obtained at all, or being obtained subject to conditions; the failure to satisfy other closing conditions or the occurrence of events that could give rise to termination of the agreement;  the incurrence of unexpected costs, liabilities or expenses, including transaction, separation or tax-related costs; and the other risks and uncertainties described in the “Risk Factors” sections of the Company’s public filings with the Securities and Exchange Commission (the “SEC”) on Form 10-K for the year ended December 31, 2025, as well as other risks and uncertainties which may be described in any subsequent quarterly report on Form 10-Q filed by the Company, and the other reports the Company files with the SEC.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title
2.1*	Securities Purchase Agreement dated May 18, 2026 by and among Copperpoint Insurance Company, Boston Omaha Corporation, David Herman and Robert Thomas
2.2*	Form of Escrow Agreement
99.1	Press release dated May 18, 2026 titled "Boston Omaha Corporation Signs Definitive Agreement to Sell its General Indemnity Surety Insurance Unit to CopperPoint Insurance Company"
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*
Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION (Registrant)

By:	/s/ Joshua P. Weisenburger
Joshua P. Weisenburger,

Date: May 18, 2026

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